Fidelity® Government Money Market Fund

Class/Ticker

S/FZSXX

In this summary prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this summary prospectus.

Summary Prospectus

November 26, 2021

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at www.fidelity.com/funddocuments. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated November 26, 2021 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund/Class:
Fidelity® Government Money Market Fund/S

Investment Objective

The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.25%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.22%
Total annual operating expenses	0.47%
Fee waiver and/or expense reimbursement(a)	0.05%
Total annual operating expenses after fee waiver and/or expense reimbursement(b)	0.42%

(a)  Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class S of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.42% (the Expense Cap). If at any time during the current fiscal year expenses for Class S of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through August 31, 2023. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

(b)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Class S of the fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Class S or the fund will be able to avoid a negative yield.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$43
3 years	$142
5 years	$254
10 years	$583

Principal Investment Strategies

  Normally investing at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, liquidity, and diversification of investments.

In addition, the fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities.

Principal Investment Risks

  Interest Rate Changes.  Interest rate increases can cause the price of a money market security to decrease.
  Income Risk.  A low or negative interest rate environment can adversely affect the fund’s yield.
  Issuer-Specific Changes.  A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, have no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of Fidelity® Government Money Market Fund, a class of shares of the fund, from year to year. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Performance history will be available for Class S after Class S has been in operation for one calendar year.

Year-by-Year Returns*

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.51%	June 30, 2019
Lowest Quarter Return	0.00%	March 31, 2015
Year-to-Date Return	0.00%	June 30, 2021

* The returns shown above are for Fidelity® Government Money Market Fund, a class of shares of the fund that is not offered through this prospectus. Class S would have substantially similar annual returns to Fidelity® Government Money Market Fund because the classes are invested in the same portfolio of securities. Class S returns would differ from Fidelity® Government Money Market Fund's returns only to the extent that the classes do not have the same expenses.

Average Annual Returns*

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Government Money Market Fund	0.26%	0.82%	0.42%

* The returns shown above are for Fidelity® Government Money Market Fund, a class of shares of the fund that is not offered through this prospectus. Class S would have substantially similar annual returns to Fidelity® Government Money Market Fund because the classes are invested in the same portfolio of securities. Class S returns would differ from Fidelity® Government Money Market Fund's returns only to the extent that the classes do not have the same expenses.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

Shares are offered only to the Fidelity FDIC-Insured Deposit Sweep Program (the "Program"). In the event that banks are not available for a customer's uninvested cash, which may occur for various reasons as described in the Program's disclosure document, Fidelity Brokerage Services shall automatically invest or "sweep" certain balances in your brokerage account into Class S of the fund.

You may sell shares by speaking to a Fidelity representative at 1-800-544-6666.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

There is no purchase minimum for shares of the fund offered in this prospectus.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Designs, and FAST are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

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